                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 15, 2006
                                 ---------------

                        ANNALY CAPITAL MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

         Maryland                     1-13447                 22-3479661
       ------------                 -----------              ------------
(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)              File Number)         Identification No.)

         1211 Avenue of the Americas
                Suite 2902
            New York, New York                                10036
            ------------------                                -----
    (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (212) 696-0100

                                    No Change
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
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         Fixed Income Discount Advisory Company ("FIDAC"), a wholly owned subsidiary of Annaly Capital Management, Inc. ("Annaly"), is a registered investment advisor that serves as investment manager to, among other entities,
Prodesse Investment Limited ("Prodesse"), a limited liability
Guernsey-incorporated closed-end investment company listed on the London Stock
Exchange and the Channel Islands Stock Exchange. At June 30, 2006, FIDAC had
under management approximately $2.6 billion in net assets and $14.1 billion in gross assets of which Prodesse represented approximately $0.2 billion and $1.9 billion, respectively.

         On August 15, 2006, the board of directors of Prodesse announced that it had received a notice from Credit Suisse Securities (Europe) Limited on behalf of funds managed by Laxey Partners Limited requiring Prodesse to convene an extraordinary general meeting of shareholders to consider resolutions concerning the removal of four of the five directors of Prodesse and the appointment of replacement directors. The date of the extraordinary general meeting has not yet been determined.

          If the directors of Prodesse are removed at the extraordinary general meeting, such an action could have a negative impact on FIDAC, including with respect to the fees FIDAC earns in its capacity as the investment advisor to
Prodesse. This potential negative effect, however, is not expected to be material to Annaly.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Annaly Capital Management, Inc.

                                             By: /s/ Kathryn Fagan
                                                 -------------------------------
                                                 Name:  Kathryn Fagan
                                                 Title: Chief Financial Officer

Date: August 16, 2006